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[LOGO OF FARMERS INSURANCE GROUP]


                                     FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)
                                     Home Office: 3003 77th Avenue S.E.,
                                     Mercer Island,
                                     Washington 98040 / (206) 232-8400
                                     Variable Policy Service Office:
                                     PO Box 724208, Atlanta, GA 31139 /
                                     (877) 376-8008



August 24, 2004




Dear Farmers Client:

I am pleased to provide you with the semiannual fund reports for the investment options offered by your Farmers Variable Life or Annuity policy. These reports provide an update on each portfolio's performance as of June 30, 2004. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

We appreciate and value your business, and look forward to serving you in the future.


Sincerely,

/s/ C. Paul Patsis
C. Paul Patsis
President


The following documents accompany this letter to contract owners:

Document 1. The Semiannual Report of Calvert Variable Series, Inc., dated June 30, 2004, that was filed with the Securities and Exchange Commission on September 9, 2004 (File No. 811-03591).

Document 2. The Semiannual Report of Dreyfus Variable Investment Fund dated June 30, 2004, that was filed with the Securities and Exchange Commission on August 17, 2004 (File No. 811-05125).

Document 3. The Semiannual Report of Dreyfus Socially Responsible Growth Fund, Inc. dated June 30, 2004, that was filed with the Securities and Exchange Commission on August 30, 2004 (File No. 811-07044).

Document 4. The Semiannual Report of Fidelity Variable Insurance Products Funds dated June 30, 2004, that was filed with the Securities and Exchange Commission on September 1, 2004 (File No. 811-05511).

Document 5. The Semiannual Report of Franklin Templeton Variable Insurance Products Trust dated June 30, 2004, that was filed with the Securities and Exchange Commission on August 25, 2004 (File No. 811-05583).

Document 6. The Semiannual Report of Goldman Sachs Variable Insurance Trust dated June 30, 2004, that was filed with the Securities and Exchange Commission on August 26, 2004 (File No. 811-08361).

Document 7. The Semiannual Report of Janus Aspen Series dated June 30, 2004, that was filed with the Securities and Exchange Commission on August 20, 2004 (File No. 811-07736).

Document 8. The Semiannual Report of PIMCO Variable Insurance Trust dated June 30, 2004, that was filed with the Securities and Exchange Commission on September 7, 2004 (File No. 811-08399).

Document 9. The Semiannual Report of Scudder Variable Series I dated June 30, 2004, that was filed with the Securities and Exchange Commission on September 1, 2004 (File No. 811-04257).

Document 10. The Semiannual Report of Scudder Variable Series II dated June 30, 2004, that was filed with the Securities and Exchange Commission on September 3, 2004 (File No. 811-05002).

Document 11. The Semiannual Report of WM Variable Trust dated June 30, 2004, that was filed with the Securities and Exchange Commission on September 2, 2004 (File No. 811-07462).



Distributed by: Farmers Financial Solutions, LLC, 2423 Galena Ave, Simi Valley, CA 93065 / (805) 306-3400